UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2020

Date of reporting period:	January 1, 2020 — December 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Putnam VT George Putnam Balanced Fund

Annual report

12 | 31 | 20

Message from the Trustees

February 10, 2021

Dear Shareholder:

The world welcomed 2021 with high hopes for improvement in the global economy and public health. Although COVID-19 infections have reached new levels, distribution of vaccines is underway, boosting optimism about a return to normal in the not-too-distant future. In the United States, new proposals to rebuild the economy are anticipated from the Biden administration. The stock and bond markets started the year in good shape, indicating that investors are willing to look beyond current challenges and see the potential for renewed economic growth.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/20)

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income

Net asset value December 31, 2020

Class IA: $14.13	Class IB: $14.05

Total return at net asset value

			George
			Putnam		Bloomberg
			Blended	S&P 500	Barclays
			Index	Index	U.S.
			(primary	(secondary	Aggregate
(as of	Class IA	Class IB	bench-	bench-	Bond
12/31/20)	shares*	shares*	mark)	mark)	Index
1 year	15.61%	15.32%	15.68%	18.40%	7.51%
5 years	74.60	72.35	71.04	103.04	24.24
Annualized	11.79	11.50	11.33	15.22	4.44
10 years	163.64	157.32	164.62	267.00	45.76
Annualized	10.18	9.91	10.22	13.88	3.84
Life	245.75	227.92	372.59	419.06	202.94
Annualized	5.63	5.38	7.09	7.54	5.01

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

Source: Bloomberg Index Services Limited

The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the S&P 500 Index and 40% of which is based on the Bloomberg Barclays U.S. Aggregate Bond Index. The S&P 500 Index is an unmanaged index of large U.S. company stocks. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Source: Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy of completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

Can you describe the investing environment for the 12-month reporting period?

After a relatively calm start to 2020, the COVID-19 pandemic sent shockwaves across financial markets. A collapse in oil prices further rattled investors. Major stock indexes tumbled to record lows in the month of March. Massive amounts of fiscal and monetary support from global governments and central banks helped calm investors’ nerves. By the end of March, the U.S. Federal Reserve [the Fed] cut interest rates to near zero and increased its asset purchases. U.S. Congress approved a historic $2 trillion in stimulus. Stock markets rallied in the second and third quarters of 2020. Corporate credit — both investment-grade and high-yield — advanced and spreads tightened, mirroring the strength seen across equity markets.

In September, a resurgence in COVID-19 cases contributed to bouts of market volatility. When Joe Biden was declared U.S. President-elect in November, markets snapped back. In December, the first approved COVID-19 vaccines began distribution, and a $900 billion federal stimulus bill was passed in Washington. Stocks finished the period up 18.40%, as measured by the S&P 500 Index. The yield on the 10-year U.S. Treasury note ended the period at 0.91%, down from 1.92% at the start of the period. The Bloomberg Barclays U.S. Aggregate Bond Index*, a measure of investment-grade bonds, returned 7.51% for the reporting period.

How did Putnam VT George Putnam Balanced Fund perform during the period?

For the 12-month reporting period, the fund’s class IA shares returned 15.61%, which was nearly the same as its primary benchmark, the George Putnam Blended Index, which returned 15.68%. This custom index is composed of 40% the Bloomberg Barclays U.S. Aggregate Bond Index and 60% the S&P 500 Index. The fund underperformed its secondary benchmark, the S&P 500 Index.

How did the portfolio’s bond allocations perform during the period?

The bond portion of the fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index by roughly 48 basis points. Our allocations to corporate bonds, which represented 14.4% of total assets, contributed to overall performance. Bonds issued by companies in the industrials sector were beneficial to results. Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, an overweight position in the independent energy and wireless sectors also contributed positively to results. Underweight exposure to the railroads and food sub-sectors, along with an overweight position in wirelines, detracted the most from performance.

How did the portfolio’s stock holdings perform during the period?

Activision Blizzard, the U.S. video gaming company, was the portfolio’s top stock contributor. Sales of Activision’s multiplayer virtual games soared as consumers sought at-home entertainment under lockdowns. Nvidia, a U.S. semiconductor chip designer, also was a top performer, benefiting from strong quarterly earnings and strategic merger and acquisition activity. NXP Semiconductors N.V., a Dutch American semiconductor company, also aided results. NXP saw a rebound in global demand for its core business in the third quarter of 2020.

Top detractors included an underweight position relative to the S&P 500 Index in Apple, which performed well over the period. Certain energy holdings, including BP and Cenovus Energy, were a drag on performance due to global demand disruptions and a collapse in oil prices.

As the fund begins a new fiscal year, what is your outlook?

We have a constructive outlook across asset classes for 2021. For U.S. investment-grade corporate bond markets, we have a positive outlook on fundamentals and technicals, which together support a neutral view on valuation. In our view, balance sheets are healthy with leverage at or near its peak, and liquidity metrics are strong following record issuance in 2020. Potential risks include delays in vaccine distribution and an uptick in M&A activity, which could increase leverage, in our view. As companies adapt to the post-pandemic environment, we would expect new investment opportunities to unfold. We use a rigorous research process to select stocks and bond issuers that we believe can add value to the portfolio over the long term.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

*Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy of completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments,

2 Putnam VT George Putnam Balanced Fund

the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT George Putnam Balanced Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/20 to 12/31/20. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/19	0.69%	0.94%
Annualized expense ratio for the six-month
period ended 12/31/20*	0.67%	0.92%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/20		ended 12/31/20
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.61	$4.95	$3.40	$4.67
Ending value
(after
expenses)	$1,143.20	$1,141.30	$1,021.77	$1,020.51

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/20. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT George Putnam Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT George Putnam Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT George Putnam Balanced Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT George Putnam Balanced Fund 5

The fund’s portfolio 12/31/20

COMMON STOCKS (61.4%)*	Shares	Value

Automotive (1.4%)
Fisker, Inc. †	24,857	$364,155
General Motors Co.	6,093	253,713
Tesla, Inc. †	2,988	2,108,542
United Rentals, Inc. †	1,756	407,234
		3,133,644
Basic materials (1.7%)
Albemarle Corp.	726	107,100
Anglo American PLC (United Kingdom)	16,925	563,726
Corteva, Inc.	5,808	224,886
Dow, Inc.	5,395	299,423
DuPont de Nemours, Inc. S	2,250	159,998
Eastman Chemical Co.	1,791	179,601
Fortune Brands Home & Security, Inc.	6,676	572,267
Freeport-McMoRan, Inc. (Indonesia)	16,464	428,393
Newmont Corp.	7,115	426,117
Packaging Corp. of America	1,058	145,909
Sherwin-Williams Co. (The)	891	654,805
Summit Materials, Inc. Class A †	4,686	94,095
		3,856,320
Capital goods (3.4%)
Avery Dennison Corp.	1,760	272,994
Ball Corp.	2,605	242,734
Boeing Co. (The)	1,178	252,163
Deere & Co.	1,749	470,568
Eaton Corp. PLC	9,076	1,090,391
Emerson Electric Co.	6,942	557,929
General Dynamics Corp.	2,651	394,522
Honeywell International, Inc.	4,937	1,050,100
Johnson Controls International PLC	16,383	763,284
Northrop Grumman Corp.	1,814	552,762
Otis Worldwide Corp.	9,257	625,310
Pentair PLC	3,830	203,335
Raytheon Technologies Corp.	17,503	1,251,640
		7,727,732
Commercial and consumer services (3.1%)
Aramark	8,496	326,926
Booking Holdings, Inc. †	400	890,908
CoStar Group, Inc. †	523	483,398
Ecolab, Inc.	805	174,170
Mastercard, Inc. Class A	6,343	2,264,070
PayPal Holdings, Inc. †	12,358	2,894,244
		7,033,716
Communication services (1.7%)
Charter Communications, Inc. Class A †	3,180	2,103,729
T-Mobile US, Inc. †	12,090	1,630,337
		3,734,066
Computers (2.8%)
Apple, Inc.	46,546	6,176,189
		6,176,189
Conglomerates (0.6%)
Danaher Corp.	4,153	922,547
General Electric Co.	33,628	363,182
		1,285,729
Consumer staples (3.8%)
Airbnb, Inc. Class A †	175	25,690
Altria Group, Inc.	14,295	586,095
Bunge, Ltd.	998	65,449
Chipotle Mexican Grill, Inc. †	433	600,445

COMMON STOCKS (61.4%)* cont.	Shares	Value

Consumer staples cont.
Coca-Cola Co. (The)	19,642	$1,077,167
Costco Wholesale Corp.	1,659	625,078
McCormick & Co., Inc. (non-voting shares)	6,419	613,656
Molson Coors Beverage Co. Class B	5,570	251,708
PepsiCo, Inc.	13,535	2,007,241
Procter & Gamble Co. (The)	18,584	2,585,778
		8,438,307
Electronics (4.2%)
Advanced Micro Devices, Inc. †	16,502	1,513,391
Monolithic Power Systems, Inc.	4,048	1,482,499
NXP Semiconductors NV	14,619	2,324,567
Qualcomm, Inc.	10,837	1,650,909
Texas Instruments, Inc.	11,227	1,842,688
Vontier Corp. †	17,910	598,194
		9,412,248
Energy (1.1%)
Cairn Energy PLC (United Kingdom) †	38,175	109,834
Cenovus Energy, Inc. (Canada)	150,429	915,881
ONEOK, Inc.	2,582	99,097
Phillips 66	3,254	227,585
Royal Dutch Shell PLC Class A (United Kingdom)	23,944	425,087
TOTAL SA (France)	11,243	485,002
Williams Cos., Inc. (The)	6,024	120,781
		2,383,267
Financials (7.7%)
AIA Group, Ltd. (Hong Kong)	30,600	376,921
American International Group, Inc.	27,538	1,042,589
Assured Guaranty, Ltd.	29,656	933,867
AXA SA (France)	33,159	795,513
Berkshire Hathaway, Inc. Class B †	4,320	1,001,678
Boston Properties, Inc. R	2,950	278,864
Charles Schwab Corp. (The)	16,498	875,054
Citigroup, Inc.	39,917	2,461,282
Gaming and Leisure Properties, Inc. R	33,699	1,428,838
Goldman Sachs Group, Inc. (The)	7,409	1,953,827
Intercontinental Exchange, Inc.	5,922	682,747
KKR & Co., Inc. Class A	22,667	917,787
Morgan Stanley	13,097	897,537
Prudential PLC (United Kingdom)	54,596	1,007,746
Quilter PLC (United Kingdom)	259,512	545,656
Visa, Inc. Class A	9,263	2,026,096
Yellow Cake PLC 144A (United Kingdom) †	9,584	32,670
		17,258,672
Gaming and lottery (0.1%)
Penn National Gaming, Inc. †	3,726	321,815
		321,815
Health care (7.8%)
Abbott Laboratories	8,899	974,352
AbbVie, Inc.	17,351	1,859,160
Alexion Pharmaceuticals, Inc. †	891	139,210
Amgen, Inc.	3,035	697,807
Avantor, Inc. †	14,831	417,493
Bio-Rad Laboratories, Inc. Class A †	732	426,712
Biogen, Inc. †	1,905	466,458
Boston Scientific Corp. †	14,274	513,150
Bristol-Myers Squibb Co.	12,012	745,104
Cigna Corp.	4,713	981,152
Cooper Cos., Inc. (The)	1,201	436,347
DexCom, Inc. †	1,070	395,600

6 Putnam VT George Putnam Balanced Fund

COMMON STOCKS (61.4%)* cont.	Shares	Value

Health care cont.
Edwards Lifesciences Corp. †	5,051	$460,803
Eli Lilly and Co.	5,711	964,245
Humana, Inc.	780	320,011
Innoviva, Inc. †	15,809	195,874
Johnson & Johnson	8,269	1,301,375
Medtronic PLC	8,598	1,007,170
Merck & Co., Inc.	9,304	761,067
Pfizer, Inc.	17,059	627,942
Regeneron Pharmaceuticals, Inc. †	979	472,965
Thermo Fisher Scientific, Inc.	1,801	838,870
UnitedHealth Group, Inc.	4,612	1,617,336
Viatris, Inc. †	2,116	39,654
Zimmer Biomet Holdings, Inc.	3,452	531,919
Zoetis, Inc.	2,741	453,636
		17,645,412
Lodging/Tourism (0.4%)
Hilton Worldwide Holdings, Inc.	5,543	616,714
Wynn Resorts, Ltd.	2,711	305,882
		922,596
Publishing (0.3%)
Thomson Reuters Corp. (Canada) S	7,729	632,928
		632,928
Retail (6.3%)
Advance Auto Parts, Inc.	1,056	166,331
Amazon.com, Inc. †	2,075	6,758,130
BJ’s Wholesale Club Holdings, Inc. †	3,751	139,837
Burlington Stores, Inc. †	87	22,755
CarMax, Inc. † S	4,902	463,043
Dollar General Corp.	2,817	592,415
Home Depot, Inc. (The)	8,450	2,244,489
NIKE, Inc. Class B	5,999	848,679
Target Corp.	5,857	1,033,936
TJX Cos., Inc. (The)	7,132	487,044
Walmart, Inc.	10,459	1,507,665
		14,264,324
Software (6.1%)
Activision Blizzard, Inc.	26,145	2,427,563
Adobe, Inc. †	4,838	2,419,581
Microsoft Corp.	35,253	7,840,972
Sea, Ltd. ADR (Thailand) †	5,397	1,074,273
		13,762,389
Technology services (5.1%)
Alphabet, Inc. Class A †	2,717	4,761,923
Facebook, Inc. Class A †	9,615	2,626,433
Fidelity National Information Services, Inc.	11,718	1,657,628
Fiserv, Inc. †	20,901	2,379,788
		11,425,772
Textiles (0.1%)
Levi Strauss & Co. Class A	12,478	250,558
		250,558
Toys (0.2%)
Hasbro, Inc.	4,339	405,870
		405,870
Transportation (1.4%)
CSX Corp.	4,686	425,255
FedEx Corp.	875	227,168
Southwest Airlines Co.	9,811	457,291
Union Pacific Corp.	10,164	2,116,348
		3,226,062
Utilities and power (2.1%)
Ameren Corp.	5,490	428,549
Exelon Corp.	22,547	951,934

COMMON STOCKS (61.4%)* cont.	Shares	Value

Utilities and power cont.
NextEra Energy, Inc.	14,971	$1,155,013
NRG Energy, Inc.	49,155	1,845,770
Southern Co. (The)	6,290	386,395
		4,767,661

Total common stocks (cost $104,381,636)		$138,065,277

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (6.8%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.3%)
Government National Mortgage Association
Pass-Through Certificates
4.50%, 3/20/49	$707,095	$781,338
3.50%, TBA, 1/1/51	1,000,000	1,059,844
3.50%, 11/20/47	541,472	600,893
3.00%, 7/20/46	563,525	593,329
		3,035,404
U.S. Government Agency Mortgage Obligations (5.5%)
Federal National Mortgage Association
Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	107,364	125,214
5.00%, 8/1/33	44,917	50,972
4.50%, 2/1/49	1,321,507	1,477,042
4.00%, with due dates from 4/1/49 to 5/1/49	1,809,085	1,934,636
3.50%, with due dates from 11/1/49 to 12/1/49	1,753,240	1,852,520
3.00%, 6/1/46	546,110	589,151
2.50%, 10/1/50	991,117	1,049,968
2.00%, 10/1/50	2,965,026	3,082,497
Uniform Mortgage-Backed Securities 4.50%, TBA,
1/1/51	2,000,000	2,167,500
		12,329,500
Total U.S. government and agency mortgage
obligations (cost $15,012,428)		$15,364,904

U.S. TREASURY OBLIGATIONS (13.8%)*	Principal amount	Value

U.S. Treasury Bonds
3.00%, 2/15/47	$1,250,000	$1,635,112
2.75%, 8/15/42 #	3,200,000	3,965,976
1.25%, 5/15/50	1,480,000	1,342,638
U.S. Treasury Notes
2.75%, 2/15/24	1,380,000	1,490,778
2.375%, 8/15/24	1,230,000	1,325,505
2.125%, 12/31/22	3,160,000	3,285,364
2.00%, 2/15/22	2,340,000	2,389,099
1.75%, 9/30/22	1,860,000	1,912,530
1.75%, 6/30/22	2,430,000	2,488,900
1.625%, 2/15/26	1,030,000	1,095,313
1.625%, 10/31/23	2,750,000	2,864,535
1.50%, 2/15/30	1,020,000	1,079,088
1.50%, 3/31/23	3,670,000	3,781,524
1.125%, 2/28/25	2,240,000	2,319,013
Total U.S. treasury obligations (cost $29,919,500)		$30,975,375

CORPORATE BONDS AND NOTES (14.3%)*	Principal amount	Value

Basic materials (0.7%)
Celanese US Holdings, LLC company guaranty
sr. unsec. notes 3.50%, 5/8/24 (Germany)	$45,000	$48,731
Celanese US Holdings, LLC company
guaranty sr. unsec. unsub. notes 4.625%,
11/15/22 (Germany)	71,000	76,188
CF Industries, Inc. 144A company
guaranty sr. notes 4.50%, 12/1/26	180,000	213,256

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Basic materials cont.
Georgia-Pacific, LLC 144A sr. unsec.
sub. notes 2.10%, 4/30/27	$200,000	$211,151
Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. notes 6.00%,
11/15/41 (Canada)	5,000	6,336
Glencore Funding, LLC 144A company
guaranty sr. unsec. notes 1.625%, 9/1/25	76,000	77,948
Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.625%, 4/29/24	98,000	109,445
Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.00%, 4/16/25	59,000	66,020
International Flavors & Fragrances, Inc.
sr. unsec. notes 4.45%, 9/26/28	80,000	94,704
International Paper Co. sr. unsec. notes
8.70%, 6/15/38	10,000	16,837
Nutrien, Ltd. sr. unsec. notes 2.95%,
5/13/30 (Canada)	170,000	186,955
Nutrition & Biosciences, Inc. 144A sr. unsec.
bonds 3.468%, 12/1/50	27,000	29,329
Nutrition & Biosciences, Inc. 144A sr. unsec.
bonds 2.30%, 11/1/30	48,000	49,441
Sherwin-Williams Co. (The) sr. unsec.
unsub. bonds 3.45%, 6/1/27	87,000	98,287
WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 8.20%, 1/15/30	140,000	199,512
WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 7.95%, 2/15/31	10,000	14,278
Weyerhaeuser Co. sr. unsec. unsub. notes
7.375%, 3/15/32 R	82,000	122,967
		1,621,385
Capital goods (0.5%)
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	90,000	102,592
Johnson Controls International PLC sr. unsec.
unsub. bonds 4.50%, 2/15/47	125,000	164,296
L3Harris Technologies, Inc. sr. unsec.
bonds 1.80%, 1/15/31	90,000	91,363
L3Harris Technologies, Inc. sr. unsec.
notes 3.85%, 12/15/26	100,000	115,552
L3Harris Technologies, Inc. sr. unsec.
sub. notes 4.40%, 6/15/28	68,000	81,537
Northrop Grumman Corp. sr. unsec.
unsub. notes 3.25%, 1/15/28	210,000	237,471
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	99,000	116,855
Oshkosh Corp. sr. unsec. unsub. notes
3.10%, 3/1/30	21,000	22,904
Otis Worldwide Corp. sr. unsec. notes
2.565%, 2/15/30	90,000	96,645
Waste Connections, Inc. sr. unsec.
sub. bonds 3.50%, 5/1/29	130,000	148,284
		1,177,499
Communication services (1.9%)
American Tower Corp. sr. unsec. notes
2.90%, 1/15/30 R	130,000	141,703
American Tower Corp. sr. unsec. sub. notes
2.75%, 1/15/27 R	66,000	71,605
American Tower Corp. sr. unsec.
unsub. bonds 3.375%, 10/15/26 R	59,000	66,278
AT&T, Inc. company guaranty sr. unsec.
unsub. notes 2.30%, 6/1/27	205,000	218,640
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	124,000	148,123
AT&T, Inc. sr. unsec. unsub. bonds 3.30%, 2/1/52	300,000	297,580

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Communication services cont.
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	$12,000	$14,802
AT&T, Inc. 144A sr. unsec. unsub. bonds
2.55%, 12/1/33	213,000	218,354
CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849%, 4/15/23	30,000	32,198
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. bonds 2.80%, 4/1/31	44,000	46,538
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. notes 3.75%, 2/15/28	55,000	61,668
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 6.484%, 10/23/45	111,000	157,005
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp.
sr. bonds 3.70%, 4/1/51	5,000	5,192
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 5.375%, 5/1/47	74,000	92,360
Comcast Cable Communications Holdings, Inc.
company guaranty sr. unsec. notes
9.455%, 11/15/22	25,000	29,258
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 3.999%, 11/1/49	127,000	160,324
Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.50%, 11/15/35	27,000	41,737
Comcast Corp. company guaranty sr. unsec.
unsub. notes 3.15%, 3/1/26	133,000	148,490
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	201,000	237,193
Cox Communications, Inc. 144A company
guaranty sr. unsec. bonds 2.95%, 10/1/50	101,000	103,264
Cox Communications, Inc. 144A sr. unsec.
bonds 3.50%, 8/15/27	73,000	82,528
Cox Communications, Inc. 144A sr. unsec.
notes 3.35%, 9/15/26	76,000	85,396
Crown Castle International Corp. sr. unsec.
bonds 3.80%, 2/15/28 R	134,000	154,439
Crown Castle International Corp. sr. unsec.
bonds 3.65%, 9/1/27 R	66,000	74,513
Crown Castle International Corp. sr. unsec.
notes 4.75%, 5/15/47 R	30,000	38,544
Crown Castle International Corp. sr. unsec.
sub. bonds 2.25%, 1/15/31	130,000	134,854
Equinix, Inc. sr. unsec. sub. notes
3.20%, 11/18/29 R	194,000	212,967
Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	10,000	15,357
Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4.50%,
3/15/43 (Canada)	35,000	44,367
Sprint Spectrum Co., LLC/Sprint Spectrum Co.
II, LLC/Sprint Spectrum Co. III, LLC 144A
company guaranty sr. notes 3.36%, 9/20/21	37,500	37,853
T-Mobile USA, Inc. 144A company
guaranty sr. notes 3.875%, 4/15/30	96,000	111,187
T-Mobile USA, Inc. 144A company
guaranty sr. notes 3.75%, 4/15/27	229,000	260,785
Verizon Communications, Inc. sr. unsec.
notes 3.15%, 3/22/30	140,000	156,998

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Communication services cont.
Verizon Communications, Inc. sr. unsec.
unsub. notes 4.329%, 9/21/28	$392,000	$472,058
Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	80,000	84,900
		4,259,058
Consumer cyclicals (1.5%)
Alimentation Couche-Tard, Inc. 144A company
guaranty sr. unsec. notes 3.55%,
7/26/27 (Canada)	120,000	135,000
Alimentation Couche-Tard, Inc. 144A sr. unsec.
notes 2.95%, 1/25/30 (Canada)	131,000	143,159
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	125,000	165,056
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	98,000	111,579
Amazon.com, Inc. sr. unsec. unsub. notes
1.50%, 6/3/30	90,000	91,531
Autonation, Inc. company guaranty sr. unsec.
notes 4.50%, 10/1/25	24,000	26,677
BMW US Capital, LLC 144A company
guaranty sr. unsec. notes 3.95%, 8/14/28	77,000	89,748
BMW US Capital, LLC 144A company
guaranty sr. unsec. notes 3.40%, 8/13/21	45,000	45,838
Discovery Communications, LLC company
guaranty sr. unsec. unsub. notes 3.625%, 5/15/30	62,000	71,021
Dollar General Corp. sr. unsec. sub. notes
3.25%, 4/15/23	60,000	63,486
Ecolab, Inc. sr. unsec. unsub. notes
3.25%, 12/1/27	122,000	138,450
Fox Corp. sr. unsec. notes Ser. WI, 4.03%, 1/25/24	55,000	60,574
Fox Corp. sr. unsec. unsub. notes 3.05%, 4/7/25	55,000	60,016
General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	40,000	45,035
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	47,000	52,693
Global Payments, Inc. sr. unsec. notes
2.90%, 5/15/30	117,000	127,398
Hilton Worldwide Finance, LLC/Hilton Worldwide
Finance Corp. company guaranty sr. unsec.
notes 4.875%, 4/1/27	92,000	97,375
IHS Markit, Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)	160,000	183,600
IHS Markit, Ltd. 144A company guaranty sr. unsec.
notes 4.00%, 3/1/26 (United Kingdom)	67,000	76,548
Interpublic Group of Cos., Inc. (The) sr. unsec.
sub. bonds 4.65%, 10/1/28	197,000	237,937
Marriott International, Inc. sr. unsec.
notes Ser. EE, 5.75%, 5/1/25	40,000	46,788
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	80,000	74,909
Omnicom Group, Inc. company guaranty sr. unsec.
unsub. notes 3.60%, 4/15/26	42,000	47,926
Omnicom Group, Inc. sr. unsec. sub. notes
2.45%, 4/30/30	185,000	196,487
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	50,000	53,875
S&P Global, Inc. company guaranty sr. unsec.
bonds 2.50%, 12/1/29	175,000	190,871
S&P Global, Inc. company guaranty sr. unsec.
notes 1.25%, 8/15/30	56,000	55,207
Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	150,000	158,250
Standard Industries, Inc. 144A sr. unsec.
notes 5.00%, 2/15/27	145,000	151,525

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
ViacomCBS, Inc. company guaranty sr. unsec.
bonds 4.20%, 6/1/29	$60,000	$71,773
ViacomCBS, Inc. company guaranty sr. unsec.
unsub. bonds 2.90%, 1/15/27	48,000	52,671
ViacomCBS, Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/26	17,000	19,457
Walt Disney Co. (The) company guaranty sr. unsec.
notes 7.75%, 1/20/24	137,000	165,053
		3,307,513
Consumer staples (0.8%)
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev
Worldwide, Inc. company guaranty sr. unsec.
unsub. notes 3.65%, 2/1/26	17,000	19,216
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	151,000	214,703
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	112,000	138,308
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 4.15%, 1/23/25	39,000	44,409
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	200,000	211,250
CVS Pass-Through Trust 144A sr. mtge.
notes 7.507%, 1/10/32	119,385	146,762
ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7.00%, 10/15/37	150,000	232,643
ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5.625%, 3/15/42	87,000	122,173
Keurig Dr Pepper, Inc. company
guaranty sr. unsec. bonds 3.20%, 5/1/30	41,000	46,421
Keurig Dr Pepper, Inc. company
guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	80,000	97,368
Keurig Dr Pepper, Inc. company
guaranty sr. unsec. unsub. notes 4.417%, 5/25/25	64,000	73,788
Keurig Dr Pepper, Inc. company
guaranty sr. unsec. unsub. notes 4.057%, 5/25/23	49,000	53,239
Kraft Heinz Co. (The) 144A company
guaranty sr. unsec. notes 3.875%, 5/15/27	29,000	31,244
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	120,000	125,436
Mondelez International Holdings Netherlands BV
144A company guaranty sr. unsec.
unsub. notes 2.00%, 10/28/21 (Netherlands)	200,000	202,468
		1,759,428
Energy (0.7%)
BP Capital Markets America, Inc. company
guaranty sr. unsec. notes 3.119%, 5/4/26	80,000	88,573
BP Capital Markets America, Inc. company
guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	88,000	103,311
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	170,000	201,106
Concho Resources, Inc. company
guaranty sr. unsec. notes 3.75%, 10/1/27	130,000	148,579
Diamondback Energy, Inc. company
guaranty sr. unsec. notes 3.25%, 12/1/26	105,000	112,107
Energy Transfer Operating LP jr. unsec. sub. FRB
Ser. B, 6.625%, perpetual maturity	257,000	217,165
Energy Transfer Operating LP sr. unsec.
unsub. notes 7.60%, 2/1/24	30,000	34,663
Energy Transfer Operating LP sr. unsec.
unsub. notes 6.50%, 2/1/42	20,000	24,400
Energy Transfer Operating LP sr. unsec.
unsub. notes 5.20%, 2/1/22	40,000	41,450

Putnam VT George Putnam Balanced Fund 9

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Energy cont.
Equinor ASA company guaranty sr. unsec.
notes 5.10%, 8/17/40 (Norway)	$80,000	$111,933
Marathon Petroleum Corp. sr. unsec.
unsub. notes 6.50%, 3/1/41	25,000	33,565
Sabine Pass Liquefaction, LLC sr. bonds
4.20%, 3/15/28	24,000	27,519
Sabine Pass Liquefaction, LLC sr. notes
5.00%, 3/15/27	105,000	123,802
Sunoco Logistics Partners Operations LP company
guaranty sr. unsec. unsub. notes 5.95%, 12/1/25	25,000	29,492
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	65,000	68,611
Transcanada Trust company guaranty jr. unsec.
sub. FRB 5.30%, 3/15/77 (Canada)	135,000	143,100
		1,509,376
Financials (4.3%)
Air Lease Corp. sr. unsec. sub. bonds
4.625%, 10/1/28	27,000	31,016
Air Lease Corp. sr. unsec. sub. notes
3.25%, 10/1/29	32,000	33,819
Air Lease Corp. sr. unsec. unsub. notes
3.00%, 9/15/23	115,000	120,905
American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	14,000	20,512
Aon PLC company guaranty sr. unsec.
unsub. notes 4.25%, 12/12/42	220,000	265,857
Ares Capital Corp. sr. unsec. sub. notes
3.875%, 1/15/26	205,000	222,134
Australia & New Zealand Banking Group, Ltd. 144A
unsec. sub. FRB 2.57%, 11/25/35 (Australia)	200,000	203,125
Bank of America Corp. jr. unsec.
sub. bonds Ser. JJ, 5.125%, perpetual maturity	95,000	100,453
Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	32,000	36,240
Bank of America Corp. sr. unsec. FRN Ser. MTN,
2.496%, 2/13/31	75,000	79,655
Bank of America Corp. unsec. sub. notes
6.11%, 1/29/37	150,000	218,091
Bank of Montreal unsec. sub. FRN 3.803%,
12/15/32 (Canada)	45,000	51,007
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	400,000	413,070
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. bonds 2.85%, 10/15/50	30,000	32,129
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	83,000	109,504
BGC Partners, Inc. sr. unsec. notes
5.125%, 5/27/21	10,000	10,068
BPCE SA 144A unsec. sub. notes 5.15%,
7/21/24 (France)	200,000	225,823
Cantor Fitzgerald LP 144A unsec. notes
6.50%, 6/17/22	89,000	96,163
Capital One Financial Corp. unsec.
sub. notes 4.20%, 10/29/25	63,000	71,928
CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 4.875%, 3/1/26	55,000	64,983
CIT Group, Inc. sr. unsec. unsub. notes
5.25%, 3/7/25	240,000	272,400
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	11,357
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	270,000	360,725

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Financials cont.
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	$264,000	$312,084
CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25	28,000	32,502
Credit Suisse AG sr. unsec. notes 1.00%, 5/5/23	400,000	406,051
Credit Suisse Group AG 144A sr. unsec. FRN
2.193%, 6/5/26 (Switzerland)	250,000	260,583
Digital Realty Trust LP company
guaranty sr. unsec. bonds 4.45%, 7/15/28 R	185,000	222,432
Fairfax Financial Holdings, Ltd. sr. unsec.
notes 4.85%, 4/17/28 (Canada)	145,000	162,286
Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 8/13/24	40,000	43,885
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%,
perpetual maturity	29,000	29,425
Goldman Sachs Group, Inc. (The) sr. unsec. FRB
4.223%, 5/1/29	97,000	115,077
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 3.85%, 1/26/27	192,000	219,109
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 2.60%, 2/7/30	85,000	90,900
ING Bank NV 144A unsec. sub. notes 5.80%,
9/25/23 (Netherlands)	200,000	227,362
Intercontinental Exchange, Inc. sr. unsec.
bonds 2.65%, 9/15/40	127,000	130,343
Intercontinental Exchange, Inc. sr. unsec.
bonds 1.85%, 9/15/32	63,000	63,543
JPMorgan Chase & Co. jr. unsec. bonds 6.10%,
perpetual maturity	26,000	28,516
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH,
4.60%, perpetual maturity	146,000	150,745
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W,
(BBA LIBOR USD 3 Month + 1.00%), 1.221%, 5/15/47	87,000	71,340
JPMorgan Chase & Co. sr. unsec. unsub. FRB
3.964%, 11/15/48	185,000	232,828
JPMorgan Chase & Co. unsec. sub. FRB
2.956%, 5/13/31	363,000	398,063
KKR Group Finance Co. VI, LLC 144A company
guaranty sr. unsec. bonds 3.75%, 7/1/29	25,000	29,090
Marsh & McLennan Cos., Inc. sr. unsec.
sub. notes 4.375%, 3/15/29	185,000	225,242
Massachusetts Mutual Life Insurance Co. 144A
unsec. sub. bonds 3.729%, 10/15/70	175,000	192,063
MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7.875%, 12/15/37	400,000	564,000
Morgan Stanley unsec. sub. notes Ser. GMTN,
4.35%, 9/8/26	450,000	530,545
Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes
4.875%, 4/15/45	40,000	45,359
Prologis LP sr. unsec. unsub. notes
2.25%, 4/15/30 R	62,000	66,438
Prologis LP sr. unsec. unsub. notes
2.125%, 4/15/27 R	26,000	27,899
Prudential Financial, Inc. jr. unsec. sub. FRN
5.625%, 6/15/43	15,000	16,069
Prudential Financial, Inc. jr. unsec. sub. FRN
5.20%, 3/15/44	173,000	186,408
Prudential Financial, Inc. sr. unsec.
notes 6.625%, 6/21/40	35,000	54,102
Royal Bank of Canada unsec. sub. notes Ser. GMTN,
4.65%, 1/27/26 (Canada)	35,000	41,319

10 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Financials cont.
Societe Generale SA 144A jr. unsec.
sub. notes 5.375%, 11/18/50 (France)	$205,000	$217,113
Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85%, 12/16/39	40,000	62,920
Toronto-Dominion Bank (The) unsec. sub. FRB
3.625%, 9/15/31 (Canada)	78,000	88,398
Truist Financial Corp. jr. unsec. sub. FRB
Ser. N, 4.80%, 12/31/99	75,000	79,217
U.S. Bancorp unsec. sub. notes 3.00%, 7/30/29	230,000	256,888
UBS AG unsec. sub. notes 5.125%,
5/15/24 (Switzerland)	360,000	395,809
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5.875%, perpetual maturity	65,000	73,206
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	85,000	108,515
Westpac Banking Corp. unsec. sub. bonds 2.963%,
11/16/40 (Australia)	79,000	84,125
Willis Towers Watson PLC company
guaranty sr. unsec. unsub. notes 5.75%, 3/15/21	110,000	111,108
		9,703,871
Health care (1.5%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	320,000	358,623
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	83,000	113,216
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	33,000	36,027
Becton Dickinson and Co. sr. unsec. notes
2.823%, 5/20/30	110,000	120,900
Bristol-Myers Squibb Co. sr. unsec. notes
2.75%, 2/15/23	400,000	419,740
Bristol-Myers Squibb Co. sr. unsec.
sub. notes 3.40%, 7/26/29	295,000	343,427
Cigna Corp. company guaranty sr. unsec.
unsub. notes 3.75%, 7/15/23	217,000	234,592
CVS Health Corp. sr. unsec. unsub. notes
4.78%, 3/25/38	38,000	48,145
CVS Pass-Through Trust 144A sr. mtge.
notes 4.704%, 1/10/36	11,819	13,409
DH Europe Finance II Sarl company
guaranty sr. unsec. bonds 3.40%, 11/15/49
(Luxembourg)	185,000	219,009
DH Europe Finance II Sarl company
guaranty sr. unsec. notes 2.60%,
11/15/29 (Luxembourg)	80,000	87,492
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	67,000	79,295
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	65,000	75,405
HCA, Inc. company guaranty sr. sub. bonds
5.50%, 6/15/47	35,000	46,750
HCA, Inc. company guaranty sr. sub. notes
5.00%, 3/15/24	10,000	11,250
Service Corp. International sr. unsec.
notes 4.625%, 12/15/27	30,000	31,950
Service Corp. International sr. unsec.
notes 3.375%, 8/15/30	20,000	20,804
UnitedHealth Group, Inc. sr. unsec.
unsub. notes 2.00%, 5/15/30	211,000	223,805
Viatris, Inc. 144A company guaranty sr. unsec.
bonds 4.00%, 6/22/50	380,000	435,361
Viatris, Inc. 144A company guaranty sr. unsec.
notes 2.30%, 6/22/27	75,000	79,847
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	150,000	176,716
Zoetis, Inc. sr. unsec. sub. notes 3.00%, 9/12/27	90,000	100,709
		3,276,472

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Technology (1.4%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	$160,000	$154,715
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	84,000	90,067
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	150,000	205,570
Broadcom, Inc. company guaranty sr. unsec.
bonds 4.15%, 11/15/30	358,000	414,479
Cisco Systems, Inc. sr. unsec.
unsub. notes 3.625%, 3/4/24	400,000	439,781
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. bonds 8.35%, 7/15/46	28,000	42,359
Fidelity National Information Services, Inc.
sr. unsec. notes 3.00%, 8/15/26	68,000	75,664
Fidelity National Information Services, Inc.
sr. unsec. sub. notes Ser. 10Y, 4.25%, 5/15/28	58,000	69,036
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	85,000	97,058
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	154,000	183,614
Microchip Technology, Inc. company
guaranty sr. notes 4.333%, 6/1/23	140,000	151,552
Microsoft Corp. sr. unsec. unsub. bonds
2.40%, 8/8/26	66,000	72,005
Microsoft Corp. sr. unsec. unsub. notes
3.70%, 8/8/46	371,000	470,422
Oracle Corp. sr. unsec. unsub. notes
2.65%, 7/15/26	154,000	169,236
Salesforce.com, Inc. sr. unsec.
unsub. notes 3.70%, 4/11/28	245,000	289,080
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	200,000	195,107
		3,119,745
Transportation (—%)
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. bonds 3.40%, 11/15/26	86,000	95,627
		95,627
Utilities and power (1.0%)
AES Corp. (The) 144A sr. unsec. bonds
2.45%, 1/15/31	135,000	136,821
American Electric Power Co., Inc. sr. unsec.
unsub. notes Ser. J, 4.30%, 12/1/28	66,000	78,882
Appalachian Power Co. sr. unsec.
unsub. notes Ser. L, 5.80%, 10/1/35	60,000	82,920
Commonwealth Edison Co. sr. mtge. bonds
5.875%, 2/1/33	15,000	20,512
Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.20%, 3/15/42	40,000	48,510
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	130,000	150,611
El Paso Natural Gas Co., LLC company
guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	75,000	105,618
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	42,000	48,895
Enterprise Products Operating, LLC company
guaranty sr. unsec. notes 2.80%, 1/31/30	230,000	249,278
Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	65,000	75,799
IPALCO Enterprises, Inc. sr. sub. notes
3.70%, 9/1/24	35,000	38,149
IPALCO Enterprises, Inc. 144A sr. bonds
4.25%, 5/1/30	106,000	122,370
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.40%, 9/1/44	16,000	19,586
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 3.50%, 3/1/21	40,000	40,003
Kinder Morgan, Inc. company guaranty sr. unsec.
unsub. notes 3.15%, 1/15/23	75,000	78,878

Putnam VT George Putnam Balanced Fund 11

CORPORATE BONDS
AND NOTES (14.3%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. 144A company
guaranty sr. bonds 4.45%, 6/15/29	$161,000	$186,703
NRG Energy, Inc. 144A company
guaranty sr. notes 3.75%, 6/15/24	80,000	87,132
Oncor Electric Delivery Co., LLC sr. notes
5.75%, 3/15/29	55,000	72,532
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	30,000	30,529
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	55,000	58,913
PacifiCorp sr. bonds 2.70%, 9/15/30	86,000	94,516
Vistra Operations Co., LLC 144A company
guaranty sr. notes 4.30%, 7/15/29	58,000	65,831
Vistra Operations Co., LLC 144A company
guaranty sr. notes 3.55%, 7/15/24	67,000	72,557
WEC Energy Group, Inc. jr. unsec. sub. FRN
Ser. A, (BBA LIBOR USD 3 Month + 2.11%),
2.334%, 5/15/67	300,000	255,000
		2,220,545

Total corporate bonds and notes (cost $28,938,614)		$32,050,519

MORTGAGE-BACKED SECURITIES (0.5%)* Principal amount		Value

Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	$124,000	$119,544
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	93,000	101,112
COMM Mortgage Trust
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	100,000	108,768
FRB Ser. 14-UBS6, Class C, 4.446%, 12/10/47 W	20,000	19,498
Federal National Mortgage Association Connecticut
Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.398%, 7/25/29	30,000	30,547
FIRSTPLUS Home Loan Owner Trust Ser. 97-3,
Class B1, 7.79%, 11/10/23 (In default) †	14,822	1
GS Mortgage Securities Trust FRB Ser. 14-GC22,
Class C, 4.692%, 6/10/47 W	159,000	155,764
LSTAR Commercial Mortgage Trust 144A FRB
Ser. 15-3, Class AS, 3.185%, 4/20/48 W	155,711	153,862
Morgan Stanley Capital I Trust 144A FRB
Ser. 12-C4, Class D, 5.419%, 3/15/45 W	217,000	138,922
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8.00%, 12/28/38 (In default) †	220,229	2
Wells Fargo Commercial Mortgage Trust
Ser. 17-C39, Class A5, 3.418%, 9/15/50	85,000	96,378
WF-RBS Commercial Mortgage Trust Ser. 13-UBS1,
Class AS, 4.306%, 3/15/46 W	101,000	107,904
WF-RBS Commercial Mortgage Trust 144A FRB
Ser. 11-C3, Class D, 5.642%, 3/15/44 W	82,000	49,967
Total mortgage-backed securities (cost $1,310,826)		$1,082,269

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

KKR & Co., Inc. $3.00 cv. pfd.	4,126	$238,689
Total convertible preferred stocks (cost $206,300)		$238,689

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds, (Build America Bonds),
7.50%, 4/1/34	$30,000	$50,048
North TX, Tollway Auth. Rev. Bonds, (Build
America Bonds), 6.718%, 1/1/49	55,000	95,519
OH State U. Rev. Bonds, (Build America Bonds),
4.91%, 6/1/40	40,000	55,437
Total municipal bonds and notes (cost $125,161)		$201,004

SHORT-TERM INVESTMENTS (4.5%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.14% [d]	1,105,040	$1,105,040
Putnam Short Term Investment Fund
Class P 0.17% L	9,054,597	9,054,597
Total short-term investments (cost $10,159,637)		$10,159,637

Total investments (cost $190,054,102)		$228,137,674

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2020 through December 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $224,849,659.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $108,730 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $4,389,870 to cover certain derivative contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

12 Putnam VT George Putnam Balanced Fund

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $12,900,461)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/17/21	$61,839	$60,914	$(925)
Barclays Bank PLC
	British Pound	Sell	3/17/21	1,829,032	1,801,384	(27,648)
	Canadian Dollar	Sell	1/20/21	433,924	416,550	(17,374)
	Euro	Sell	3/17/21	503,282	500,916	(2,366)
Citibank, N.A.
	British Pound	Buy	3/17/21	615,788	606,614	9,174
	Canadian Dollar	Sell	1/20/21	295,254	283,432	(11,822)
	Euro	Sell	3/17/21	503,526	501,154	(2,372)
Goldman Sachs International
	British Pound	Sell	3/17/21	1,795,650	1,768,751	(26,899)
	Canadian Dollar	Buy	1/20/21	349,936	335,961	13,975
HSBC Bank USA, National Association
	British Pound	Buy	3/17/21	373,906	368,300	5,606
	Euro	Sell	3/17/21	367,213	365,561	(1,652)
JPMorgan Chase Bank N.A.
	British Pound	Buy	3/17/21	683,236	673,020	10,216
	Canadian Dollar	Sell	1/20/21	403,755	387,604	(16,151)
State Street Bank and Trust Co.
	British Pound	Buy	3/17/21	453,804	447,030	6,774
	Canadian Dollar	Sell	1/20/21	1,216,057	1,194,863	(21,194)
	Hong Kong Dollar	Sell	2/17/21	326,991	326,905	(86)
UBS AG
	British Pound	Buy	3/17/21	567,904	559,497	8,407
	Canadian Dollar	Buy	1/20/21	355,200	341,054	14,146
	Euro	Buy	3/17/21	94,220	93,778	442
WestPac Banking Corp.
	British Pound	Sell	3/17/21	1,450,611	1,423,501	(27,110)
	Canadian Dollar	Buy	1/20/21	360,386	349,894	10,492
	Euro	Buy	3/17/21	94,220	93,778	442
Unrealized appreciation						79,674
Unrealized (depreciation)						(155,599)
Total						$(75,925)

* The exchange currency for all contracts listed is the United States Dollar.

					Unrealized
	Number of	Notional		Expiration	appreciation/
FUTURES CONTRACTS OUTSTANDING at 12/31/20	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Long)	7	$1,314,625	$1,312,080	Mar-21	$28,248
Unrealized appreciation					28,248
Unrealized (depreciation)					—
Total					$28,248

TBA SALE COMMITMENTS OUTSTANDING at 12/31/20	Principal	Settlement
(proceeds receivable $1,070,156)	amount	date	Value
Government National Mortgage Association, 4.50%, 1/1/51	$1,000,000	1/21/21	$1,073,125
Total			$1,073,125

Putnam VT George Putnam Balanced Fund 13

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$3,292,594	$563,726	$—
Capital goods	7,727,732	—	—
Communication services	3,734,066	—	—
Conglomerates	1,285,729	—	—
Consumer cyclicals	26,965,451	—	—
Consumer staples	8,438,307	—	—
Energy	1,363,344	1,019,923	—
Financials	14,500,166	2,758,506	—
Health care	17,645,412	—	—
Technology	40,776,598	—	—
Transportation	3,226,062	—	—
Utilities and power	4,767,661	—	—
Total common stocks	133,723,122	4,342,155	—
Convertible preferred stocks	—	238,689	—
Corporate bonds and notes	—	32,050,519	—
Mortgage-backed securities	—	1,082,269	—
Municipal bonds and notes	—	201,004	—
U.S. government and agency mortgage obligations	—	15,364,904	—
U.S. treasury obligations	—	30,975,375	—
Short-term investments	9,054,597	1,105,040	—
Totals by level	$142,777,719	$85,359,955	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(75,925)	$—
Futures contracts	28,248	—	—
TBA sale commitments	—	(1,073,125)	—
Totals by level	$28,248	$(1,149,050)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Statement of assets and liabilities
12/31/20

Assets
Investment in securities, at value, including $1,081,940 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $179,894,465)	$217,978,037
Affiliated issuers (identified cost $10,159,637) (Notes 1 and 5)	10,159,637
Foreign currency (cost $152) (Note 1)	154
Dividends, interest and other receivables	598,055
Receivable for shares of the fund sold	923,038
Receivable for investments sold	238,849
Receivable for sales of TBA securities (Note 1)	1,072,656
Receivable for variation margin on futures contracts (Note 1)	8,562
Unrealized appreciation on forward currency contracts (Note 1)	79,674
Total assets	231,058,662

Liabilities
Payable to custodian	17
Payable for investments purchased	237,385
Payable for purchases of TBA securities (Note 1)	3,223,476
Payable for shares of the fund repurchased	40,140
Payable for compensation of Manager (Note 2)	96,152
Payable for custodian fees (Note 2)	39,014
Payable for investor servicing fees (Note 2)	25,440
Payable for Trustee compensation and expenses (Note 2)	88,680
Payable for administrative services (Note 2)	2,494
Payable for distribution fees (Note 2)	32,166
Unrealized depreciation on forward currency contracts (Note 1)	155,599
TBA sale commitments, at value (proceeds receivable $1,070,156) (Note 1)	1,073,125
Collateral on securities loaned, at value (Note 1)	1,105,040
Other accrued expenses	90,275
Total liabilities	6,209,003

Net assets	$224,849,659

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$171,784,704
Total distributable earnings (Note 1)	53,064,955
Total — Representing net assets applicable to capital shares outstanding	$224,849,659

Computation of net asset value Class IA
Net assets	$69,648,107
Number of shares outstanding	4,929,472
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$14.13

Computation of net asset value Class IB
Net assets	$155,201,552
Number of shares outstanding	11,042,598
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$14.05

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Statement of operations
Year ended 12/31/20

Investment income
Dividends (net of foreign tax of $13,148)	$1,858,496
Interest (including interest income of $52,790 from investments in affiliated issuers) (Note 5)	1,822,629
Securities lending (net of expenses) (Notes 1 and 5)	4,524
Total investment income	3,685,649

Expenses
Compensation of Manager (Note 2)	1,021,425
Investor servicing fees (Note 2)	138,127
Custodian fees (Note 2)	46,791
Trustee compensation and expenses (Note 2)	9,058
Distribution fees (Note 2)	329,899
Administrative services (Note 2)	5,831
Other	121,171
Total expenses	1,672,302

Expense reduction (Note 2)	(181)
Net expenses	1,672,121

Net investment income	2,013,528

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	13,112,211
Foreign currency transactions (Note 1)	(7,112)
Forward currency contracts (Note 1)	16,065
Futures contracts (Note 1)	382,126
Total net realized gain	13,503,290
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	14,665,239
Assets and liabilities in foreign currencies	569
Forward currency contracts	65,314
Futures contracts	27,936
Total change in net unrealized appreciation	14,759,058

Net gain on investments	28,262,348

Net increase in net assets resulting from operations	$30,275,876

The accompanying notes are an integral part of these financial statements.

16 Putnam VT George Putnam Balanced Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/20	12/31/19
Increase in net assets
Operations:
Net investment income	$2,013,528	$2,414,196
Net realized gain on investments and foreign currency transactions	13,503,290	10,626,018
Change in net unrealized appreciation of investments and assets and liabilities in foreign currencies	14,759,058	21,713,763
Net increase in net assets resulting from operations	30,275,876	34,753,977
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(892,032)	(988,751)
Class IB	(1,442,300)	(1,332,556)
Net realized short-term gain on investments
Class IA	(1,494,889)	(465,007)
Class IB	(2,856,503)	(719,277)
From net realized long-term gain on investments
Class IA	(2,136,955)	(2,383,772)
Class IB	(4,083,395)	(3,687,241)
Increase from capital share transactions (Note 4)	18,140,559	28,808,050
Total increase in net assets	35,510,361	53,985,423
Net assets:
Beginning of year	189,339,298	135,353,875
End of year	$224,849,659	$189,339,298

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 17

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]
Class IA
12/31/20	$13.26	.15	1.64	1.79	(.18)	(.74)	(.92)	$14.13	15.61	$69,648.68		1.20	113
12/31/19	11.38	.20	2.46	2.66	(.20)	(.58)	(.78)	13.26	24.35	66,059.69		1.62	128
12/31/18	11.82	.19	(.52)	(.33)	(.11)	—	(.11)	11.38	(2.82)	56,636.71		1.56	264
12/31/17	10.44	.15	1.43	1.58	(.20)	—	(.20)	11.82	15.29	65,849.72		1.39	191
12/31/16	9.83	.16	.65	.81	(.20)	—	(.20)	10.44	8.40	64,354	.73[f]	1.65[f]	216
Class IB
12/31/20	$13.19	.12	1.63	1.75	(.15)	(.74)	(.89)	$14.05	15.32	$155,202.93		.93	113
12/31/19	11.33	.17	2.45	2.62	(.18)	(.58)	(.76)	13.19	24.00	123,280.94		1.36	128
12/31/18	11.78	.16	(.53)	(.37)	(.08)	—	(.08)	11.33	(3.14)	78,718.96		1.31	264
12/31/17	10.40	.13	1.42	1.55	(.17)	—	(.17)	11.78	15.08	77,464.97		1.14	191
12/31/16	9.79	.14	.64	.78	(.17)	—	(.17)	10.40	8.12	60,405	.98[f]	1.40[f]	216

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

18 Putnam VT George Putnam Balanced Fund

Notes to financial statements 12/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2020 through December 31, 2020.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

Putnam VT George Putnam Balanced Fund 19

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $102,874 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk

20 Putnam VT George Putnam Balanced Fund

of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,105,040 and the value of securities loaned amounted to $1,081,940.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from interest only securities and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $107,567 to decrease undistributed net investment income, $87 to decrease paid-in capital and $107,654 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$41,034,927
Unrealized depreciation	(3,329,805)
Net unrealized appreciation	37,705,122
Undistributed ordinary income	1,842,345
Undistributed short-term gain	4,565,605
Undistributed long-term gain	8,951,251
Cost for federal income tax purposes	$189,311,750

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.9% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.518% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$45,766
Class IB	92,361
Total	$138,127

Putnam VT George Putnam Balanced Fund 21

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $181 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $144, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940.

The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments (Long-term)	$205,461,739	$201,265,525
U.S. government securities
(Long-term)	15,743,387	14,835,293
Total	$221,205,126	$216,100,818

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/20		Year ended 12/31/19		Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	232,522	$2,963,149	292,555	$3,602,301	2,515,895	$31,161,588	3,293,284	$40,358,876
Shares issued in connection with
reinvestment of distributions	416,180	4,523,875	328,837	3,837,530	773,980	8,382,198	493,472	5,739,074
	648,702	7,487,024	621,392	7,439,831	3,289,875	39,543,786	3,786,756	46,097,950
Shares repurchased	(702,744)	(9,067,791)	(615,111)	(7,574,811)	(1,592,393)	(19,822,460)	(1,388,536)	(17,154,920)
Net increase (decrease)	(54,042)	$(1,580,767)	6,281	$(134,980)	1,697,482	$19,721,326	2,398,220	$28,943,030

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/19	Purchase cost	Sale proceeds	Investment income	12/31/20
Short-term investments
Putnam Cash Collateral Pool, LLC*	$1,590,125	$29,467,226	$29,952,311	$12,505	$1,105,040
Putnam Short Term Investment
Fund**	8,072,114	56,328,358	55,345,875	52,790	9,054,597
Total Short-term investments	$9,662,239	$85,795,584	$85,298,186	$65,295	$10,159,637

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

22 Putnam VT George Putnam Balanced Fund

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	7
Forward currency contracts (contract amount)	$11,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$79,674	Payables	$155,599
Equity contracts	Receivables	28,248*	Payables	—
Total		$107,922		$155,599

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$16,065	$16,065
Equity contracts	382,126	—	382,126
Total	$382,126	$16,065	$398,191

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Forward currency contracts	Total
Foreign exchange contracts		$$65,314	$65,314
Equity contracts	27,936	—	27,936
Total	$27,936	$65,314	$93,250

Putnam VT George Putnam Balanced Fund 23

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			BofA		Goldman	HSBC Bank	JPMorgan	State Street		WestPac
	Bank of	Barclays	Securities,		Sachs	USA, National	Chase Bank	Bank and		Banking
	America N.A.	Bank PLC	Inc.	Citibank, N.A.	International	Association	N.A.	Trust Co.	UBS AG	Corp.	Total
Assets:
Futures contracts§	$—	$—	$8,562	$—	$—	$—	$—	$—	$—	$—	$8,562
Forward currency contracts#	—	—	—	9,174	13,975	5,606	10,216	6,774	22,995	10,934	79,674
Total Assets	$—	$—	$8,562	$9,174	$13,975	$5,606	$10,216	$6,774	$22,995	$10,934	$88,236
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	925	47,388	—	14,194	26,899	1,652	16,151	21,280	—	27,110	155,599
Total Liabilities	$925	$47,388	$—	$14,194	$26,899	$1,652	$16,151	$21,280	$—	$27,110	$155,599
Total Financial and
Derivative Net Assets	$(925)	$(47,388)	$8,562	$(5,020)	$(12,924)	$3,954	$(5,935)	$(14,506)	$22,995	$(16,176)	$(67,363)
Total collateral
received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(925)	$(47,388)	$8,562	$(5,020)	$(12,924)	$3,954	$(5,935)	$(14,506)	$22,995	$(16,176)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $108,730.

Note 9 — New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) ASU 2020–04, Reference Rate Reform (Topic 848)  — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $9,932,395 as a capital gain dividend with respect to the taxable year ended December 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 22.66% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

24 Putnam VT George Putnam Balanced Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Putnam VT George Putnam Balanced Fund 25

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2020, there were 97 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President and Chief Legal Officer	Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk, and
Since 2011	Since 2010	Assistant Treasurer
General Counsel, Putnam Investments, Putnam		Since 2004
Management, and Putnam Retail Management	Jonathan S. Horwitz (Born 1955)
	Executive Vice President, Principal Executive	Janet C. Smith (Born 1965)
James F. Clark (Born 1974)	Officer, and Compliance Liaison	Vice President, Principal Financial
Vice President and Chief Compliance Officer	Since 2004	Officer, Principal Accounting Officer, and
Since 2016		Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Richard T. Kircher (Born 1962)	Since 2007
Putnam Investments and Chief Compliance	Vice President and BSA Compliance Officer	Head of Fund Administration Services, Putnam
Officer, Putnam Management	Since 2019	Investments and Putnam Management
Assistant Director, Operational Compliance,
Nancy E. Florek (Born 1957)	Putnam Investments and Putnam	Mark C. Trenchard (Born 1962)
Vice President, Director of Proxy Voting and	Retail Management	Vice President
Corporate Governance, Assistant Clerk, and		Since 2002
Assistant Treasurer	Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Since 2000	Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

26 Putnam VT George Putnam Balanced Fund

This page intentionally left blank.

Putnam VT George Putnam Balanced Fund 27

This page intentionally left blank.

28 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam, III
Robert L. Reynolds
Marketing Services	Legal Counsel	Manoj P. Singh
Putnam Retail Management	Ropes & Gray LLP	Mona K. Sutphen
100 Federal Street
Boston, MA 02110	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT George Putnam Balanced Fund 29

This report has been prepared for the shareholders
of Putnam VT George Putnam Balanced Fund.	VTAN021 324347 2/21

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2020	$65,610	$ —	$8,078	$ —
December 31, 2019	$71,963	$ —	$9,491	$ —

For the fiscal years ended December 31, 2020 and December 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $621,772 and $167,166 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2020	$ —	$613,694	$ —	$ —
December 31, 2019	$ —	$157,575	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 26, 2021